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                                                                Exhibit 10.138




                   SECOND AMENDMENT TO RENEWAL PROMISSORY NOTE

         THIS SECOND AMENDMENT TO RENEWAL PROMISSORY NOTE is made and entered into by and among AMSOUTH BANK (the, "Bank") and ADVOCAT, INC., a Delaware corporation (the "Borrower").

                              W I T N E S S E T H :

         WHEREAS, Borrower executed to Bank that certain Renewal Promissory Note dated December 15, 2002, in the original principal amount of TWO MILLION SIX HUNDRED NINETEEN THOUSAND TWO HUNDRED FIFTY ONE AND 53/100 ($2,619,251.53) DOLLARS, which Renewal Promissory Note renewed and replaced the Reimbursement Promissory Note dated October 1, 2000 executed by Borrower in the original principal amount of $3,000,000.00, which Renewal Promissory Note was amended pursuant to the First Amendment to Renewal Promissory Note dated as of July 11, 2003, and executed by Borrower and Bank (the "Note"); and

         WHEREAS, Bank has agreed to further modify the Note in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The Note is amended to provide that the Maturity Date, as defined in the Note, shall be changed from January 9, 2004 to April 16, 2004.

         2. The Note is amended as stated herein, but no further or otherwise, and the terms and provisions of the Note, as hereby amended, shall be and continue to be in full force and effect. Nothing herein is intended to operate to release or diminish any right of Bank under the Note or with respect to any collateral securing the Note or with respect to any guaranty or suretyship agreement for the Note, all of which shall remain in full force and effect. This instrument constitutes the entire agreement of the parties with respect to the subject matter hereof.




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         IN WITNESS WHEREOF, this instrument has been executed on the ___ day of
____________________, 2004 to be effective on the 9th day of January, 2004.


                                    BORROWER:

                                    ADVOCAT, INC.,
                                    a Delaware corporation


                                    By: /s/ William R. Council, III
                                       ----------------------------------

                                         Name: William R. Council, III
                                               --------------------------
                                         Title: CEO
                                                -------------------------

                                    BANK:

                                    AMSOUTH BANK


                                    By: /s/ Tim McCarthy
                                        ---------------------------------
                                        Tim McCarthy, Vice President



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